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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 2, 1997

                                    0-16979
                            (Commission File Number)

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                            TYCO INTERNATIONAL LTD.
                             (FORMERLY ADT LIMITED)
             (Exact name of registrant as specified in its charter)

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
                   BERMUDA                                    NOT APPLICABLE
       (Jurisdiction of Incorporation)                        (IRS Employer
                                                          Identification Number)
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              CEDAR HOUSE, 41 CEDAR AVENUE, HAMILTON HM12, BERMUDA
              (Address of registrant's principal executive office)

                                (441) 295-2244*
                        (Registrant's telephone number)

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* The executive offices of the subsidiary of the registrant which supervises the registrant's North American activities are at One Tyco Place, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.

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ITEM 2.  OTHER EVENTS

     On July 2, 1997, Tyco International Ltd., a Massachusetts corporation ("Old Tyco"), merged with a subsidiary of Tyco International Ltd. (formerly ADT Limited), a Bermuda company limited by shares (the "Company"). As a result of the merger, shareholders of Old Tyco received one share of the Company for each share of Old Tyco stock held (approximately 168.4 million shares in the aggregate) and Old Tyco became a wholly-owned subsidiary of the Company. In addition, in connection with the merger and pursuant to action taken by the Company's shareholders on July 2, 1997, pre-merger shareholders of the Company received 0.48133 shares of the Company for each pre-merger share of the Company held and the Company changed its name to Tyco International Ltd.

     The supplemental consolidated financial statements filed herewith have been prepared accounting for the merger using the pooling of interests method of accounting. Upon publication of the Company's financial statements for a period which includes July 2, 1997, these supplemental consolidated financial statements will become the historical financial statements of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

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EXHIBIT
NUMBER                                            TITLE
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
   3.1    Bye-Laws of Tyco International Ltd. (incorporating all amendments to 2nd July, 1997)
   3.2    Certificate of Incorporation on Change of Name dated 2nd July, 1997.
  23.1    Consent of Coopers & Lybrand.
  23.2    Consent of Coopers & Lybrand L.L.P.
  99.1    Supplemental Consolidated Financial Statements of Tyco International Ltd. at December
          31, 1996 and 1995 and for the three years in the period ended December 31, 1996 and
          Reports of Independent Accountants thereon.
  99.2    Schedule II - Valuation and Qualifying Accounts for Tyco International Ltd.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            TYCO INTERNATIONAL LTD.

                                                    /S/  MARK H. SWARTZ
                                            By: ................................
                                                        MARK H. SWARTZ
                                              VICE PRESIDENT -- CHIEF FINANCIAL
                                                            OFFICER

Date: July 10, 1997
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                                 EXHIBIT INDEX

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EXHIBIT
NUMBER                                          TITLE                                      PAGE
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
   3.1      Bye-Laws of Tyco International Ltd. (incorporating all amendments to 2nd
            July, 1997)..................................................................
   3.2      Certificate of Incorporation on Change of Name dated 2nd July, 1997..........
  23.1      Consent of Coopers & Lybrand.................................................
  23.2      Consent of Coopers & Lybrand L.L.P...........................................
  99.1      Supplemental Consolidated Financial Statements of Tyco International Ltd. at
            December 31, 1996 and 1995 and for the three years in the period ended
            December 31, 1996 and Reports of Independent Accountants thereon.............
  99.2      Schedule II - Valuation and Qualifying Accounts for Tyco International
            Ltd..........................................................................
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